SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 1, 2002

SCOLR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24693 (Commission File Number)	91-1689591 (I.R.S. Employer Identification No.)

8340 154th Avenue NE, Redmond, Washington (Address of principal executive offices)	98052 (Zip Code)

Registrant’s telephone number, including area code: (425) 883-9518

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99

Item 5. Other Events.

     On October 1, 2002, the registrant issued a press release reporting that the registrant has completed a $1 million loan secured by a lien on the registrant’s assets. The press release is filed herewith as Exhibit 99.

Item 7. Financial Statements and Exhibits.

     (c)    Exhibits.

     The following exhibits are filed herewith and this list constitutes the exhibit index:

Exhibit No.	Description

99	SCOLR, Inc. Press Release, October 1, 2002

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCOLR, INC.

Date: October 3, 2002	By:	/s/ DAVID T. HOWARD

David T. Howard President and Chief Executive Officer